enstargroup.com ENSTAR GROUP LIMITED Investor Financial Supplement June 30, 2022

| enstargroup.com 2 Table of Contents Page Explanatory Notes 3 Financial Highlights 4 Consolidated Results by Segment 5 Capital Position & Credit Ratings 9 Non-GAAP Measures 10 Reconciliation to Adjusted Book Value per Share 12 Reconciliation to Adjusted Return on Equity 13 Reconciliation to Adjusted Run-off Liability Earnings 14 Reconciliation to Adjusted Total Investment Return 16 Investable Assets - Management’s View 17

| enstargroup.com 3 Explanatory Notes About Enstar Enstar is a NASDAQ-listed leading global (re)insurance group that offers innovative capital release solutions through its network of group companies in Bermuda, the United States, the United Kingdom, Continental Europe, Australia, and other international locations. A market leader in completing legacy acquisitions, Enstar has acquired over 110 companies and portfolios since its formation in 2001. For further information about Enstar, see www.enstargroup.com. Basis of Presentation In this Investor Financial Supplement, the terms "we," "us," "our," "Enstar," or "the Company" refer to Enstar Group Limited and its consolidated subsidiaries. All information contained herein is unaudited. Unless otherwise noted, amounts are in millions of U.S. Dollars, except for share and per share amounts. Certain prior period comparatives have been reclassified to conform to the current presentation. This Investor Financial Supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by Enstar with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Non-GAAP Financial Measures In addition to our key financial measures presented in accordance with GAAP, we present other non-GAAP financial measures that we use to manage our business, compare our performance against prior periods and against our peers, and as performance measures in our incentive compensation program. These non-GAAP financial measures provide an additional view of our operational performance over the long-term and provide the opportunity to analyze our results in a way that is more aligned with the manner in which our management measures our underlying performance. The presentation of these non-GAAP financial measures, which may be defined and calculated differently by other companies, is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. We have presented the results and GAAP reconciliations for these measures. Refer to pages 10 to 18 for further details. Cautionary Statement This Investor Financial Supplement contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the intent, belief or current expectations of Enstar and its management team. Investors are cautioned that any such forward- looking statements speak only as of the date they are made, are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. Important risk factors regarding Enstar can be found under the heading "Risk Factors" in our Form 10-K for the year ended December 31, 2021 and are incorporated herein by reference. Furthermore, Enstar undertakes no obligation to update any written or oral forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein, to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements, except as required by law.

Financial Highlights

ENSTAR

	Three Months Ended		Six Months Ended	
	June 30, 2022	June 30, 2021	June 30, 2022	June 30, 2021
Key Earnings Metrics				
Return on equity ("ROE")	(9.8)%	6.0 %	(13.9)%	9.1 %
Annualized ROE			(27.7)%	18.2 %
Adjusted ROE [(1)]			(4.2)%	10.9 %
Annualized adjusted ROE [(1)]			(8.4)%	21.7 %
Basic net (loss) earnings per share	$ (28.62)	$ 17.44	$ (44.54)	$ 25.95
Diluted net (loss) earnings per share	$ (28.62)	$ 17.28	$ (44.54)	$ 25.60
Key Run-off Metrics				
Average net loss reserves			$ 11,897	$ 9,690
Annualized Run-off liability earnings ("RLE")			3.7 %	2.5 %
Average adjusted net loss reserves [(1)]			$ 11,963	$ 9,502
Annualized adjusted RLE [(1)]			0.5 %	1.1 %
Key Investment Return Metrics				
Average aggregate invested assets			$ 20,464	$ 18,636
Annualized total investment return ("TIR")			(8.1)%	6.8 %
Annualized investment book yield	2.32 %	2.65 %	2.03 %	2.24 %
Earnings from equity method investments			$ 32	$ 115
Adjusted average aggregate invested assets [(1)]			$ 21,024	$ 18,260
Annualized adjusted TIR [(1)]			(0.8)%	8.0 %
Key Shareholder Metrics				
Ordinary shares repurchased:				
Shares	535,446	30,364	697,580	48,367
Cost	$ 121	$ 7	$ 163	$ 11
Average price per share	$ 226.78	$ 237.39	$ 233.92	$ 236.39

	As of	
	June 30, 2022	December 31, 2021
Key Shareholder Metrics		
Ordinary shareholders' equity	$ 4,183	$ 5,586
Total Enstar shareholders' equity	$ 4,693	$ 6,096
Book value per ordinary share ("BVPS")	$ 245.93	$ 316.34
Adjusted BVPS [(1)]	$ 241.05	$ 310.80
Change in adjusted BVPS	(22.4)%	10.5 %
Total ordinary shares outstanding	17,008,567	17,657,944
Adjusted ordinary shares outstanding	17,353,457	17,973,149
Key Balance Sheet Metrics		
Total assets	$ 23,269	$ 24,429
Debt obligations	$ 1,905	$ 1,691
Total liabilities	$ 18,209	$ 17,924
Total investable assets to ordinary shareholders' equity	4.99x	3.89x
Total net loss reserves to ordinary shareholders' equity	2.93x	2.07x
Debt to total capitalization attributable to Enstar	28.9 %	21.7 %

(1) Non-GAAP financial measure, refer to pages 10 to 18 for explanatory notes and a reconciliation to the most directly comparable GAAP measure.

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Consolidated Results by Segment - QTD 2022

	Three Months Ended June 30, 2022					
	Run-off	Enhanzed Re	Investments	Legacy Underwriting	Corporate & Other [(1)]	Total
INCOME						
Net premiums earned	$ 9	$ 1	$ —	$ 4	$ —	$ 14
Net investment income	—	—	104	2	—	106
Net realized losses	—	—	(38)	—	—	(38)
Net unrealized losses	—	—	(589)	(2)	—	(591)
Other income	7	—	—	2	14	23
Total income (loss)	16	1	(523)	6	14	(486)
EXPENSES						
Net incurred losses and loss adjustment expenses						
Current period	14	—	—	(1)	—	13
Prior period	(121)	—	—	5	37	(79)
Total net incurred losses and loss adjustment expenses	(107)	—	—	4	37	(66)
Policyholder benefit expenses	—	6	—	—	—	6
Acquisition costs	9	—	—	3	—	12
General and administrative expenses	36	2	10	(1)	36	83
Total expenses	(62)	8	10	6	73	35
EARNINGS (LOSS) BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	78	(7)	(533)	—	(59)	(521)
Earnings from equity method investments	—	—	1	—	—	1
SEGMENT EARNINGS (LOSS)	$ 78	$ (7)	$ (532)	$ —	(59)	(520)
Interest expense					(23)	(23)
Net foreign exchange gains					13	13
Income tax benefit					4	4
NET LOSS						(526)
Net loss attributable to noncontrolling interests					42	42
NET LOSS ATTRIBUTABLE TO ENSTAR						(484)
Dividends on preferred shares					(9)	(9)
NET LOSS ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS					$ (32)	$ (493)

[(1)] Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo, LLC ("DCo") and Morse TEC LLC ("Morse TEC"). Net incurred losses and loss adjustment expenses for corporate and other activities includes amortization of deferred charge assets ("DCAs") on retroactive reinsurance contracts and fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option. The three months ended June 30, 2022 included accelerated amortization of $72 million corresponding to increased favorable prior period development ("PPD") on net ultimate liabilities recorded in our Run-off segment.

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Consolidated Results by Segment - QTD 2021

ENSTAR

	Three Months Ended June 30, 2021				
	Run-off	Investments	Legacy Underwriting	Corporate & Other [1]	Total
INCOME					
Net premiums earned	$ 42	$ —	$ 17	$ —	$ 59
Net investment income	—	76	—	—	76
Net realized gains	—	6	—	—	6
Net unrealized gains	—	400	—	—	400
Other income (expense)	14	—	(2)	(6)	6
Total income (loss)	56	482	15	(6)	547
EXPENSES					
Net incurred losses and loss adjustment expenses					
Current period	42	—	8	—	50
Prior period	(59)	—	3	46	(10)
Total net incurred losses and loss adjustment expenses	(17)	—	11	46	40
Acquisition costs	—	—	5	—	5
General and administrative expenses [2]	64	13	1	15	93
Total expenses	47	13	17	61	138
EARNINGS (LOSS) BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	9	469	(2)	(67)	409
Loss from equity method investments	—	(3)	—	—	(3)
SEGMENT EARNINGS (LOSS)	$ 9	$ 466	$ (2)	(67)	406
Interest expense				(17)	(17)
Net foreign exchange gains				10	10
Income tax expense				(9)	(9)
NET EARNINGS					390
Net earnings attributable to noncontrolling interests				(3)	(3)
NET EARNINGS ATTRIBUTABLE TO ENSTAR					387
Dividends on preferred shares				(9)	(9)
NET (LOSS) EARNINGS ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS				$ (95)	$ 378

[1] Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo and Morse TEC. Net incurred losses and loss adjustment expenses for corporate and other activities includes amortization of DCAs on retroactive reinsurance contracts and fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option. The three months ended June 30, 2021 included accelerated amortization of $11 million corresponding to increased favorable prior period development PPD on net ultimate liabilities recorded in our Run-off segment.

[2] Results for the three months ended June 30, 2021 include incremental expenses attributable to the first quarter 2021 general and administrative expenses following a refinement made to the allocation of expenses in the second quarter of 2021, which increased general and administrative expenses for the Run-off and Investments segments by $16 million and $3 million, respectively, and decreased our corporate and other activities by $19 million.

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Consolidated Results by Segment - YTD 2022

	Six Months Ended June 30, 2022					
	Run-off	Enhanzed Re	Investments	Legacy Underwriting	Corporate & Other [1]	Total
INCOME						
Net premiums earned	$ 26	$ 15	$ —	$ 7	$ —	$ 48
Net investment income	—	—	180	6	—	186
Net realized losses	—	—	(75)	—	—	(75)
Net unrealized losses	—	—	(964)	(8)	—	(972)
Other income	17	—	—	3	17	37
Total income (loss)	43	15	(859)	8	17	(776)
EXPENSES						
Net incurred losses and loss adjustment expenses						
Current period	25	—	—	1	—	26
Prior period	(171)	(29)	—	4	(26)	(222)
Total net incurred losses and loss adjustment expenses	(146)	(29)	—	5	(26)	(196)
Policyholder benefit expenses	—	18	—	—	—	18
Acquisition costs	17	—	—	3	—	20
General and administrative expenses	75	4	19	—	70	168
Total expenses	(54)	(7)	19	8	44	10
EARNINGS (LOSS) BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	97	22	(878)	—	(27)	(786)
Earnings from equity method investments	—	—	32	—	—	32
SEGMENT INCOME (LOSS)	$ 97	$ 22	$ (846)	$ —	(27)	(754)
Interest expense					(48)	(48)
Net foreign exchange gains					10	10
Income tax benefit					4	4
NET LOSS						(788)
Net loss attributable to noncontrolling interests					31	31
NET LOSS ATTRIBUTABLE TO ENSTAR						(757)
Dividends on preferred shares					(18)	(18)
NET LOSS ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS					$ (48)	$ (775)

[1] Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo and Morse TEC. Net incurred losses and loss adjustment expenses for corporate and other activities includes amortization of DCAs on retroactive reinsurance contracts and fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option. The six months ended June 30, 2022 included accelerated amortization of $96 million corresponding to increased favorable PPD on net ultimate liabilities recorded in our Run-off segment.

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Consolidated Results by Segment - YTD 2021

ENSTAR

	Six Months Ended June 30, 2021				
	Run-off	Investments	Legacy Underwriting	Corporate & Other [1]	Total
INCOME					
Net premiums earned	$ 115	$ —	$ 37	$ —	$ 152
Net investment income	—	137	1	—	138
Net realized losses	—	(4)	(1)	—	(5)
Net unrealized gains	—	390	—	—	390
Other income (expense)	36	—	(9)	(11)	16
Net gain of sale of subsidiaries	—	—	—	15	15
Total income	151	523	28	4	706
EXPENSES					
Net incurred losses and loss adjustment expenses					
Current period	86	—	18	—	104
Prior period	(98)	—	(3)	(19)	(120)
Total net incurred losses and loss adjustment expenses	(12)	—	15	(19)	(16)
Acquisition costs	29	—	10	—	39
General and administrative expenses	92	16	3	65	176
Total expenses	109	16	28	46	199
EARNINGS (LOSS) BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	42	507	—	(42)	507
Earnings from equity method investments	—	115	—	—	115
SEGMENT INCOME (LOSS)	$ 42	$ 622	$ —	(42)	622
Interest expense				(33)	(33)
Net foreign exchange gains				7	7
Income tax expense				(3)	(3)
NET EARNINGS					593
Net earnings attributable to noncontrolling interests				(14)	(14)
NET EARNINGS ATTRIBUTABLE TO ENSTAR					579
Dividends on preferred shares				(18)	(18)
NET (LOSS) EARNINGS ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS				$ (103)	$ 561

[1] Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo and Morse TEC. Net incurred losses and loss adjustment expenses for corporate and other activities includes amortization of DCAs on retroactive reinsurance contracts and fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option. The six months ended June 30, 2021 included accelerated amortization of $11 million corresponding to increased favorable PPD on net ultimate liabilities recorded in our Run-off segment.

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Capital Position & Credit Ratings

ENSTAR

Capital position		June 30, 2022		December 31, 2021		$ / pp Change
Ordinary shareholders' equity	$	4,183	$	5,586	$	(1,403)
Series D and E preferred shares		510		510		—
Total Enstar shareholders' equity		4,693		6,096		(1,403)
Noncontrolling interests		193		230		(37)
Total shareholders' equity		4,886		6,326		(1,440)
Senior notes		991		1,270		(279)
Subordinated notes		914		421		493
Total debt obligations		1,905		1,691		214
Redeemable noncontrolling interests		174		179		(5)
Total capitalization	$	6,965	$	8,196	$	(1,231)
Total capitalization attributable to Enstar	$	6,598	$	7,787	$	(1,189)
Debt to total capitalization		27.4 %		20.6 %		6.8 pp
Debt and Series D and E Preferred Shares to total capitalization		34.7 %		26.9 %		7.8 pp
Debt to total capitalization attributable to Enstar		28.9 %		21.7 %		7.2 pp
Debt and Series D and E Preferred Shares to total capitalization attributable to Enstar		36.6 %		28.3 %		8.3 pp

pp - Percentage point(s)

Credit ratings [1]	Standard and Poor's	Fitch Ratings
Long-term issuer	BBB (Outlook: Positive)	BBB+ (Outlook: Stable)
2029 Senior Notes	BBB	BBB
2031 Senior Notes	BBB-	BBB
2040 and 2042 Junior Subordinated Notes	BB+	BBB-
2031 Subordinated Notes	Not Rated	Not Rated
Series D and E Preferred Shares	BB+	BBB-

[1] Credit ratings are provided by third parties, Standard & Poor's and Fitch Ratings, and are subject to certain limitations and disclaimers. For information on these ratings, refer to the rating agencies' websites and other publications.

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| enstargroup.com 10 Non-GAAP Measures Non-GAAP Measure Definition Purpose of Non-GAAP Measure over GAAP Measure Adjusted book value per ordinary share Total Enstar ordinary shareholders' equity Divided by Number of ordinary shares outstanding, adjusted for: -the ultimate effect of any dilutive securities on the number of ordinary shares outstanding Increases the number of ordinary shares to reflect equity awards granted but not yet vested as, over the long term, this presents a prudent view of our book value per share. We use this non-GAAP measure in our incentive compensation program. Adjusted return on equity (%) Adjusted operating income (loss) attributable to Enstar ordinary shareholders divided by adjusted opening Enstar ordinary shareholder's equity Calculating the operating income (loss) as a percentage of our adjusted opening Enstar ordinary shareholders' equity provides a more valuable and consistent measure of the performance of our business, and enhances comparisons to prior periods: • by adjusting investment returns for the temporary impact of the change in fair value of fixed maturity securities (both credit spreads and interest rates) which we hold until the earlier of maturity or used to fund any settlement of related liabilities which are generally recorded at cost; • by removing the impact of non-cash charges that obscure our trends on a consistent basis; and • by removing items that are not indicative of our ongoing operations; We use this non-GAAP measure in our annual incentive compensation program. We include the amortization of fair value adjustments as a non- GAAP adjustment to the adjusted operating income (loss) attributable to Enstar ordinary shareholders as it is considered to be a non-cash charge and not indicative of our operating results. Adjusted operating income (loss) attributable to Enstar ordinary shareholders (numerator) Net earnings (loss) attributable to Enstar ordinary shareholders, adjusted for: -net realized and unrealized (gains) losses on fixed maturity investments and funds held- directly managed -change in fair value of insurance contracts for which we have elected the fair value option (1) -amortization of fair value adjustments -net gain/loss on purchase and sales of subsidiaries (if any) -net earnings from discontinued operations (if any) -tax effects of adjustments -adjustments attributable to noncontrolling interests Adjusted opening Enstar ordinary shareholders' equity (denominator) Opening Enstar ordinary shareholders' equity, less: -net unrealized gains (losses) on fixed maturity investments and funds held-directly managed, -fair value of insurance contracts for which we have elected the fair value option (1), -fair value adjustments, and -net assets of held for sale or disposed subsidiaries classified as discontinued operations (if any) Adjusted total investment return (%) Adjusted total investment return (dollars) recognized in earnings for the applicable period divided by period average adjusted total investable assets. Provides a key measure of the return generated on the capital held in the business and is reflective of our investment strategy. Provides a consistent measure of investment returns as a percentage of all assets generating investment returns. Adjusts investment returns for the temporary impact of the change in fair value of fixed maturity securities (both credit spreads and interest rates) which we hold until the earlier of maturity or used to fund any settlement of related liabilities which are generally recorded at cost. Adjusted total investment return ($) (numerator) Total investment return (dollars), adjusted for: -net realized and unrealized (gains) losses on fixed maturity investments and funds held- directly managed Adjusted average aggregate total investable assets (denominator) Total average investable assets, adjusted for: -net unrealized (gains) losses on fixed maturities, AFS investments included within AOCI -net unrealized (gains) losses on fixed maturities, trading instruments (1) Comprises the discount rate and risk margin components. (1) Comprises the discount rate and risk margin components.

| enstargroup.com 11 Non-GAAP Measures (continued) Non-GAAP Measure Definition Purpose of Non-GAAP Measure over GAAP Measure Adjusted run-off liability earnings (%) Adjusted PPD divided by average adjusted net loss reserves Calculating the RLE as a percentage of our adjusted average net loss reserves provides a more meaningful measurement of our claims management performance. We use this measure to evaluate our ability to settle our obligations for amounts less than our initial estimate at the point of acquiring the obligations. In order to provide a complete and consistent picture of our claims performance, we combine the reduction (increase) in estimates of prior period net ultimate losses relating to our Run-off segment with the amortization of deferred charge assets, both of which are included in net incurred losses and LAE and have an inverse effect on our results. We also include our performance in managing our defendant A&E liabilities, that do not form part of loss reserves. The remaining components of net incurred losses and LAE and net loss reserves are not considered key components of our claims performance as they are either not non-life run-off in nature, or are considered to be non-cash charges that obscure our trends on a consistent basis. We use this measure to assess the performance of our claim strategies and part of the performance assessment of our past acquisitions. Adjusted prior period development (numerator) Prior period net incurred losses and LAE, adjusted to: Remove: -Legacy Underwriting and Enhanzed Re operations -the reduction/(increase) in provisions for unallocated LAE (ULAE) -amortization of fair value adjustments, -change in fair value of insurance contracts for which we have elected the fair value option (1), and Add: -the reduction/(increase) in estimates of our defendant A&E ultimate net liabilities. Adjusted net loss reserves (denominator) Net losses and LAE, adjusted to: Remove: -Legacy Underwriting and Enhanzed Re net loss reserves -current period net loss reserves -the net ULAE provision -net fair value adjustments associated with the acquisition of companies, -the fair value adjustments for contracts for which we have elected the fair value option (1) and Add: -net nominal defendant asbestos and environmental exposures. Investable assets - management's view Investable assets, adjusted to reallocate certain categories of investments based on management's view of the underlying economic exposure of a particular investment. Refer to the reconciliation for further details. Management’s view “looks through” the legal form of an investment and aggregates the classification based upon the underlying economic exposure of each investment, which is consistent with the manner in which management views our investment portfolio composition. (1) Comprises the discount rate and risk margin components.

| enstargroup.com 12 Reconciliation to Adjusted Book Value Per Share As of June 30, 2022 December 31, 2021 Equity (1) Ordinary Shares Per Share Amount Equity (1) Ordinary Shares Per Share Amount Book value per ordinary share $ 4,183 17,008,567 $ 245.93 $ 5,586 17,657,944 $ 316.34 Non-GAAP adjustments: Share-based compensation plans 344,890 315,205 Adjusted book value per ordinary share* $ 4,183 17,353,457 $ 241.05 $ 5,586 17,973,149 $ 310.80 (1) Equity comprises Enstar ordinary shareholders' equity, which is calculated as Enstar shareholders' equity less preferred shares ($510 million), prior to any non-GAAP adjustments. * Non-GAAP financial measure.

Reconciliation to Adjusted Return on Equity

	Three Months Ended June 30,							
	2022				2021			
	Net (loss) earnings [1]	Opening equity [1]	(Adj) ROE	Annualized (Adj) ROE	Net (loss) earnings [1]	Opening equity [1]	(Adj) ROE	Annualized (Adj) ROE
Net (loss) earnings/Opening equity/ROE/Annualized ROE [1]	$ (493)	$ 5,024	(9.8)%	(39.3)%	$ 378	$ 6,251	6.0 %	24.2 %
Non-GAAP adjustments:								
Net realized and unrealized losses (gains) on fixed maturity investments and funds held - directly managed / Net unrealized losses (gains) on fixed maturity investments and funds held - directly managed [2]	409	458			(110)	(228)		
Change in fair value of insurance contracts for which we have elected the fair value option / Fair value of insurance contracts for which we have elected the fair value option [3]	(48)	(201)			17	(109)		
Amortization of fair value adjustments / Fair value adjustments	5	(104)			6	(125)		
Tax effects of adjustments [4]	20				4			
Adjustments attributable to noncontrolling interests [5]	(43)				1			
Adjusted operating (loss) income/Adjusted opening equity/Adjusted ROE/Annualized adjusted ROE*	$ (150)	$ 5,177	(2.9)%	(11.6)%	$ 296	$ 5,789	5.1 %	20.5 %

	Six Months Ended June 30,							
	2022				2021			
	Net earnings [1]	Opening Equity [1]	(Adj) Ratio	Annualized (Adj) ROE	Net earnings [1]	Opening Equity [1]	(Adj) Ratio	Annualized (Adj) ROE
Net (loss) earnings/Opening equity/ROE/Annualized ROE [1]	$ (775)	$ 5,586	(13.9)%	(27.7)%	$ 561	$ 6,164	9.1 %	18.2 %
Non-GAAP adjustments:								
Net realized and unrealized losses on fixed maturity investments and funds held - directly managed / Net unrealized gains on fixed maturity investments and funds held - directly managed [2]	743	(89)			96	(560)		
Change in fair value of insurance contracts for which we have elected the fair value option / Fair value of insurance contracts for which we have elected the fair value option [3]	(146)	(107)			(58)	(33)		
Amortization of fair value adjustments / Fair value adjustments	7	(106)			8	(128)		
Net gain on sales of subsidiaries	—				(15)			
Tax effects of adjustments [4]	(4)				(13)			
Adjustments attributable to noncontrolling interests [5]	(48)				12			
Adjusted operating (loss) income/Adjusted opening equity/Adjusted ROE/Annualized adjusted ROE*	$ (223)	$ 5,284	(4.2)%	(8.4)%	$ 591	$ 5,443	10.9 %	21.7 %

(1) Net (loss) earnings comprises net (loss) earnings attributable to Enstar ordinary shareholders, prior to any non-GAAP adjustments. Opening equity comprises Enstar ordinary shareholders' equity, which is calculated as opening Enstar shareholders' equity less preferred shares ($510 million), prior to any non-GAAP adjustments.

(2) Represents the net realized and unrealized losses (gains) related to fixed maturity securities. Our fixed maturity securities are held directly on our balance sheet and also within the "Funds held - directly managed" balance.

(3) Comprises the discount rate and risk margin components.

(4) Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate.

(5) Represents the impact of the adjustments on the net earnings (loss) attributable to noncontrolling interests associated with the specific subsidiaries to which the adjustments relate.

* Non-GAAP financial measure.

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Reconciliation to Adjusted Run-off Liability Earnings - QTD

	Three Months Ended June 30, 2022	June 30, 2022	As of March 31, 2022	June 30, 2022	Three Months Ended June 30, 2022
	PPD	Net loss reserves	Net loss reserves	Average net loss reserves	Annualized RLE %
PPD/net loss reserves/Annualized RLE	$ 79	$ 12,238	$ 10,962	$ 11,600	2.7 %
Non-GAAP Adjustments:					
Enhanzed Re	(1)	(147)	(150)	(149)	
Legacy Underwriting	6	(140)	(142)	(141)	
Net loss reserves - current period	—	(26)	(13)	(20)	
Reduction in provisions for ULAE / Net ULAE provisions	(13)	(504)	(394)	(449)	
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	5	99	104	102	
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [(1)]	(48)	239	201	220	
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	1	574	586	580	
Adjusted PPD/Adjusted net loss reserves/Annualized Adjusted RLE*	$ 29	$ 12,333	$ 11,154	$ 11,743	1.0 %

	Three Months Ended June 30, 2021	June 30, 2021	As of March 31, 2021	June 30, 2021	Three Months Ended June 30, 2021
	PPD	Net loss reserves	Net loss reserves	Average net loss reserves	Annualized RLE %
PPD/net loss reserves/Annualized RLE	$ 10	$ 10,835	$ 9,215	$ 10,025	0.4 %
Non-GAAP Adjustments:					
Legacy Underwriting	4	(156)	(153)	(155)	
Net loss reserves - current period	—	(91)	(48)	(70)	
Reduction in provisions for ULAE / Net ULAE provisions	(18)	(410)	(396)	(403)	
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	6	120	125	123	
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [(1)]	17	91	109	100	
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	5	584	599	592	
Adjusted PPD/Adjusted net loss reserves/Annualized Adjusted RLE*	$ 24	$ 10,973	$ 9,451	$ 10,212	0.9 %

[(1)] Comprises the discount rate and risk margin components.

* Non-GAAP financial measure.

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Reconciliation to Adjusted Run-off Liability Earnings - YTD

ENSTAR

	Six Months Ended June 30, 2022	June 30, 2022	As of December 31, 2021	June 30, 2022	Six Months Ended June 30, 2022
	PPD	Net loss reserves	Net loss reserves	Average net loss reserves	Annualized RLE %
			(in millions of U.S. dollars)		
PPD/Net loss reserves/RLE	$ 222	$ 12,238	$ 11,555	$ 11,897	3.7 %
Non-GAAP Adjustments:					
Enhanzed Re	(29)	(147)	(181)	(164)	
Legacy Underwriting	5	(140)	(153)	(147)	
Increase (reduction) in estimates of net ultimate losses - current period	—	(26)	—	(13)	
Increase (reduction) in provisions for ULAE	(35)	(504)	(416)	(460)	
Amortization of fair value adjustments	7	99	106	103	
Changes in fair value - fair value option [(1)]	(146)	239	107	173	
Change in estimate of net ultimate liabilities - defendant A&E	4	574	574	574	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE*	$ 28	$ 12,333	$ 11,592	$ 11,963	0.5 %

	Six Months Ended June 30, 2021	June 30, 2021	As of December 31, 2020	June 30, 2021	Six Months Ended June 30, 2021
	PPD	Net loss reserves	Net loss reserves	Average net loss reserves	Annualized RLE %
			(in millions of U.S. dollars)		
PPD/Net loss reserves/RLE	$ 120	$ 10,835	$ 8,544	$ 9,690	2.5 %
Non-GAAP Adjustments:					
Legacy Underwriting	(2)	(156)	(955)	(556)	
Increase (reduction) in estimates of net ultimate losses - current period	—	(91)	—	(46)	
Increase (reduction) in provisions for ULAE	(32)	(410)	(334)	(372)	
Amortization of fair value adjustments	8	120	128	124	
Changes in fair value - fair value option [(1)]	(58)	91	33	62	
Change in estimate of net ultimate liabilities - defendant A&E	14	584	615	600	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE*	$ 50	$ 10,973	$ 8,031	$ 9,502	1.1 %

[(1)] Comprises the discount rate and risk margin components.
* Non-GAAP financial measure.

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15

Reconciliation to Adjusted Total Investment Return

	Three Months Ended June 30, 2022	Three Months Ended June 30, 2021	Six Months Ended June 30, 2022	Six Months Ended June 30, 2021
Investment results				
Net investment income	$ 106	$ 76	$ 186	$ 138
Net realized (losses) gains	(38)	6	(75)	(5)
Net unrealized (losses) gains	(591)	400	(972)	390
Earnings (loss) from equity method investments	1	(3)	32	115
TIR ($)	$ (522)	$ 479	$ (829)	$ 638
Non-GAAP adjustment:				
Net realized and unrealized losses (gains) on fixed maturity investments and funds held-directly managed	409	(110)	743	96
Adjusted TIR ($)*	$ (113)	$ 369	$ (86)	$ 734
Total investments	15,827	14,621	15,827	14,621
Cash and cash equivalents, including restricted cash and cash equivalents	1,086	1,126	1,086	1,126
Funds held by reinsured companies	3,956	2,202	3,956	2,202
Net variable interest entity assets	—	2,220	—	2,220
Total investable assets	$ 20,869	$ 20,169	$ 20,869	$ 20,169
Average aggregate invested assets, at fair value [(1)]	$ 19,826	$ 19,176	$ 20,464	$ 18,636
Annualized TIR % [(2)]	(10.5)%	10.0 %	(8.1)%	6.8 %
Non-GAAP adjustment:				
Net unrealized losses (gains) on fixed maturities, AFS investments included within AOCI and net unrealized losses (gains) on fixed maturities, trading instruments	1,246	(339)	1,246	(339)
Adjusted investable assets*	$ 22,115	$ 19,830	$ 22,115	$ 19,830
Adjusted average aggregate invested assets, at fair value [(3)]	$ 20,711	$ 18,896	$ 21,024	$ 18,260
Annualized adjusted TIR %* [(4)]	(2.2)%	7.8 %	(0.8)%	8.0 %

(1) This amount is a two and three period average of the total investable assets for the three and six ended June 30, 2022 and 2021, respectively, as presented above, and is comprised of amounts disclosed in our quarterly and annual U.S. GAAP consolidated financial statements.

(2) Annualized TIR % is calculated by dividing the annualized TIR ($) by average aggregate invested assets, at fair value.

(3) This amount is a two and three period average of the adjusted investable assets* for the three and six ended June 30, 2022 and 2021, respectively, as presented above.

(4) Annualized adjusted TIR %* is calculated by dividing the annualized adjusted TIR* ($) by adjusted average aggregate invested assets, at fair value*.

*Non-GAAP measure.

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Investable Assets - Management's View* - June 30, 2022

Consolidated Balance Sheet View	June 30, 2022	Exchange traded funds backed by fixed income securities	Bonds, CLO equities and private credit held in equity format	Equities, private equity, privately held equity, and real estate held in fund format	CLO equity funds	Other assets and liabilities in funds held format	Private equities in infrastructure format	Cash held in fund format	June 30, 2022	Management's View of Underlying Economic Exposure
Short-term and fixed maturity investments, trading and AFS and funds held - directly managed, excluding other assets	$ 10,374								$ 10,374	Fixed maturities
Other assets included within funds held - directly managed	46					(46)			—	
Equities	1,776	(562)	(117)	86					1,183	Equities*
Other Investments:										
Hedge funds	447								447	Hedge funds
Fixed income funds	609	562	58	68					1,297	Bond/loan funds*
Equity funds	3			(3)					—	
Private equity funds	1,240			(295)			(13)	(306)	626	Private equity funds*
CLO equities	144		27		213				384	CLO equities*
CLO equity funds	213				(213)				—	
Private credit funds	318		32	95					445	Private credit*
Real estate debt fund	151			49					200	Real estate*
	—						13		13	Infrastructure*
Total	3,125								3,412	
Equity method investments	506								506	Equity method investments
Total investments	15,827								15,475	
Cash and cash equivalents (including restricted cash)	1,086							306	1,392	Cash and cash equivalents (including restricted cash)
Funds held by reinsured companies	3,956					46			4,002	Funds held*
Total investable assets	$ 20,869								$ 20,869	Total investable assets

* Non-GAAP financial measure.

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17

| enstargroup.com 18 Investable Assets - Management’s View* - December 31, 2021 * Non-GAAP financial measure. Consolidated Balance Sheet View December 31, 2021 Exchange traded funds backed by fixed income securities Bonds, CLO equities and private debt held in equity format Equities, privately held equity, private credit and real estate held in fund format CLO equity funds Other assets and liabilities in funds held format December 31, 2021 Management's View of Underlying Economic Exposure Short-term and fixed maturity investments, trading and AFS and funds held - directly managed, excluding other assets $ 12,254 $ 12,254 Fixed maturities Other assets included within funds held - directly managed 201 (201) — Equities 1,995 (969) (121) (3) 902 Equities* Other Investments: Hedge funds 291 291 Hedge funds Fixed income funds 573 969 64 1,606 Bond/loan funds* Equity funds 5 (5) — Private equity funds 752 (110) 642 Private equity funds* CLO equities 161 32 207 400 CLO equities* CLO equity funds 207 (207) — Private credit funds 275 25 85 385 Private credit* Real estate debt fund 69 33 102 Real estate* Total 2,333 3,426 Equity method investments 493 493 Equity method investments Total investments 17,276 17,075 Cash and cash equivalents (including restricted cash) 2,092 2,092 Cash and cash equivalents (including restricted cash) Funds held by reinsured companies 2,340 201 2,541 Funds held* Total investable assets $ 21,708 $ 21,708 Total investable assets